UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 8, 2023

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2121 RDU Center Drive, Suite 300

Morrisville, North Carolina 27560

(Address of principal executive offices)

Registrant's telephone number, including area code:

(408) 579-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EXTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 8, 2023, Extreme Networks, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation (the “Amendment”), which had previously been adopted by the Company’s Board of Directors (the “Board”) subject to stockholder approval at the Annual Meeting. The Amendment updates the exculpation provision with respect to certain officers of the Company as permitted by recent amendments to the General Corporation Law of the State of Delaware. A description of the Amendment is included in the section titled “Proposal Six: Approve Amendments to the Company’s Certificate of Incorporation to Provide for Officer Exculpation” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “Commission”) on September 26, 2023 (the “Definitive Proxy Statement”), which description is incorporated herein by reference.

As a result, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on November 8, 2023, which became effective upon filing (the “Certificate of Amendment”). The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On November 8, 2023, Extreme Networks, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). There were 129,529,878 shares entitled to be voted and 111,612,774 shares were voted in person or by proxy at the Annual Meeting.

(b) The following proposals were considered and voted on by the stockholders at the Annual Meeting and the results below were certified by the Inspector of Elections:

Proposal 1 – The following seven director nominees were elected for a one-year term:

	For	Withheld	Broker Non-Votes
Ingrid J. Burton	91,978,732	5,202,856	14,431,186
Charles P. Carinalli	88,279,989	8,901,599	14,431,186
Kathleen M. Holmgren	91,939,102	5,242,486	14,431,186
Edward H. Kennedy	92,990,385	4,191,203	14,431,186
Rajendra Khanna	96,276,429	905,159	14,431,186
Edward B. Meyercord	95,212,626	1,968,962	14,431,186
John C. Shoemaker	82,793,306	14,388,282	14,431,186

Proposal 2 – The compensation of the Company’s named executive officers was approved, on an advisory basis:

	For	Against	Abstain	Broker Non-Votes
Votes	92,686,423	4,194,693	300,472	14,431,186

Proposal 3 – The advisory vote regarding the frequency of holding future advisory votes to approve the Company's named executive officers' compensation every one year was approved:

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Votes	93,640,470	319,250	3,029,506	192,362	14,431,186

Proposal 4 – The appointment of Grant Thornton LLP as independent auditors for the Company for the fiscal year ending June 30, 2024 was ratified:

	For	Against	Abstain	Broker Non-Votes
Votes	111,265,995	101,449	245,330	14,431,186

Proposal 5 – The Amendment and Restatement of the Company’s Amended and Restated 2013 Equity Incentive Plan was approved:

	For	Against	Abstain	Broker Non-Votes
Votes	79,278,960	17,544,496	358,132	14,431,186

Proposal 6 – The Amendment and Restatement of the Company’s Restated Certificate of Incorporation to provide for officer exculpation was approved:

	For	Against	Abstain	Broker Non-Votes
Votes	86,581,768	10,143,176	456,644	14,431,186

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2023

EXTREME NETWORKS, INC.

By:	/s/ Katayoun ("Katy") Motiey
Katayoun ("Katy") Motiey
Chief Legal, Administrative and Sustainability Officer